UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 30, 2008

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	No. 001-13901	No.58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 2nd Avenue, S.E.,
Moultrie, Georgia 31768
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
(229) 890-1111

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 is incorporated herein by this reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 30, 2008, Ameris Bancorp (the “Company”) entered into amendments to the executive employment agreements between the Company and each of Edwin W. Hortman, Jr., President and Chief Executive Officer; Dennis J. Zember Jr., Executive Vice President and Chief Financial Officer; C. Johnson Hipp, III, Banking Group President; Jon S. Edwards, Executive Vice President and Director of Credit Administration; Marc J. Bogan, Executive Vice President and Chief Operating Officer; H. Richard Sturm, President – South Carolina; and Cindi H. Lewis, Executive Vice President and Chief Administrative Officer.  The purpose of such amendments was to bring the employment agreements into compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury regulations and Internal Revenue Service guidance thereunder.  The amendments generally affect the timing, but not the amount, of compensation and other benefits that may be received by the executives thereunder and implement related technical changes.  In addition, the amendments also revise, as necessary, (i) the executives’ titles to reflect their current positions with the Company and (ii) the definition of “Change of Control” and the scope of the function and geographic limitations of the agreements’ restrictive covenants to provide greater consistency among the various employment agreements.  The amendments also provide for the deletion of provisions in their respective employment agreements pursuant to which Messrs. Hortman, Bogan and Sturm could be terminated by the Company without cause on 90 days notice.

The foregoing amendments are filed as exhibits hereto, and the description contained herein of such amendments is qualified in its entirety by reference to the terms of such documents.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Second Amendment to Executive Employment Agreement dated December 30, 2008 by and between the Company and Edwin W. Hortman, Jr.
10.2	First Amendment to Executive Employment Agreement dated December 30, 2008 by and between the Company and Dennis J. Zember Jr.
10.3	First Amendment to Executive Employment Agreement dated December 30, 2008 by and between the Company and C. Johnson Hipp, III
10.4	First Amendment to Executive Employment Agreement dated December 30, 2008 by and between the Company and Jon S. Edwards
10.5	First Amendment to Executive Employment Agreement dated December 30, 2008 by and between the Company and Marc J. Bogan
10.6	First Amendment to Executive Employment Agreement dated December 30, 2008 by and between the Company and H. Richard Sturm
10.7	First Amendment to Executive Employment Agreement dated December 30, 2008 by and between the Company and Cindi H. Lewis

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By:  /s/ Edwin W. Hortman, Jr.
Edwin W. Hortman, Jr.
President and Chief Executive Officer

Dated:  December 30, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Second Amendment to Executive Employment Agreement dated December 30, 2008 by and between the Company and Edwin W. Hortman, Jr.
10.2	First Amendment to Executive Employment Agreement dated December 30, 2008 by and between the Company and Dennis J. Zember Jr.
10.3	First Amendment to Executive Employment Agreement dated December 30, 2008 by and between the Company and C. Johnson Hipp, III
10.4	First Amendment to Executive Employment Agreement dated December 30, 2008 by and between the Company and Jon S. Edwards
10.5	First Amendment to Executive Employment Agreement dated December 30, 2008 by and between the Company and Marc J. Bogan
10.6	First Amendment to Executive Employment Agreement dated December 30, 2008 by and between the Company and H. Richard Sturm
10.7	First Amendment to Executive Employment Agreement dated December 30, 2008 by and between the Company and Cindi H. Lewis